Exhibit 99.1

For immediate release:

Media Contact:	Investor Contact:
Matt Schuler	Matt Lougee
mschuler@ddr.com	mlougee@ddr.com
216.755.5500	216.755.5500

DDR REPORTS A 6.0% INCREASE IN OPERATING FFO PER DILUTED SHARE TO $1.23

FOR THE YEAR ENDED DECEMBER 31, 2015

BEACHWOOD, OHIO, February 11, 2016 – DDR Corp. (NYSE: DDR) today announced operating results for the fourth quarter and year ended December 31, 2015.

Financial Highlights

•	Fourth quarter operating funds from operations attributable to common shareholders (“Operating FFO”) increased $1.9 million to $114.1 million, or $0.31 per diluted share, compared to $112.2 million, or $0.31 per diluted share, for the prior-year comparable period.

•	Fourth quarter net income attributable to common shareholders was $87.9 million, or $0.24 per diluted share, compared to net loss of $16.3 million, or $0.05 per diluted share, for the prior-year comparable period.

Significant Quarterly Activity

•	Generated same-store net operating income growth of 3.4% on a pro rata basis

•	Executed 290 new leases and renewals for 2.5 million square feet

•	Generated new leasing spreads of 24.5% and renewal leasing spreads of 7.0%, both on a pro rata basis

•	Increased the portfolio leased rate by 20 basis points to 96.0% at December 31, 2015, from 95.8% at September 30, 2015, on a pro rata basis

•	Closed on a new joint venture with Blackstone that acquired six shopping centers with a total investment of $96 million at DDR’s share

•	Acquired one prime power center in Orlando for $67 million

•	Sold nine operating assets and three non-operating assets totaling $211 million at DDR’s share

•	Issued $400 million aggregate principal amount of 4.25% senior unsecured notes due 2026 and redeemed $350 million of senior convertible notes

2015 Year-End Highlights

•	Generated Operating FFO of $1.23 per diluted share for the full year 2015, an increase of 6.0% compared to 2014

•	Acquired 10 shopping centers and three outparcels for $326 million at DDR’s share

•	Sold 66 operating assets and eight non-operating assets for $569 million at DDR’s share

•	Executed 1,330 new leases and renewals for 10.9 million square feet in 2015

•	The portfolio leased rate was 96.0% at December 31, 2015 and 2014, on a pro rata basis

•	Increased the annualized base rent per occupied square foot by 4.1% on a pro rata basis to $14.76 at December 31, 2015, from $14.15 at December 31, 2014

•	Generated new leasing spreads for the full year 2015 of 22.0% and renewal leasing spreads of 7.0%, both on a pro rata basis

“I am pleased to report another year of positive results and portfolio improvement. I am extremely proud of the efforts of our team in 2015. Our portfolio evolution is evident in our operating statistics, as same-store net operating income grew 3.1% in 2015, above the high end of our original guidance range. The operating figures translated into strong earnings and dividend growth in excess of 6%, and 10%, respectively, which highlights our team’s focus on best positioning DDR for long-term growth,” commented David J. Oakes, president and chief executive officer of DDR.

2016 Guidance

There has been no change in guidance since the initial release on January 4, 2016. The Company continues to estimate Operating and NAREIT defined FFO for 2016 between $1.19 and $1.25 per diluted share.

Non-GAAP Disclosures

FFO is a supplemental non-GAAP financial measurement used as a standard in the real estate industry and a widely accepted measure of real estate investment trust (“REIT”) performance. Management believes that FFO and Operating FFO provide additional indicators of the financial performance of a REIT. The Company also believes that FFO and Operating FFO more appropriately measure the core operations of the Company and provide benchmarks to its peer group. Neither FFO nor Operating FFO represents cash generated from operating activities in accordance with generally accepted accounting principles (“GAAP”), is necessarily indicative of cash available to fund cash needs and should not be considered as an alternative to net income computed in accordance with GAAP as an indicator of the Company’s operating performance or as an alternative to cash flow as a measure of liquidity.

FFO is defined and calculated by the Company as net income, adjusted to exclude: (i) preferred share dividends, (ii) gains and losses from disposition of depreciable real estate property, which are presented net of taxes, (iii) impairment charges on depreciable real estate property and related investments and (iv) certain non-cash items. These non-cash items principally include real property depreciation and amortization of intangibles, equity income from joint ventures and equity income from non-controlling interests and adding the Company’s proportionate share of FFO from its unconsolidated joint ventures and non-controlling interests, determined on a consistent basis. The Company calculates Operating FFO by excluding the non-operating charges and gains described below. The Company computes FFO in accordance with the NAREIT definition. Other real estate companies may calculate FFO and Operating FFO in a different manner. Operating FFO is useful to investors as the Company removes these charges and gains to analyze the results of its operations and assess performance of the core operating real estate portfolio. A reconciliation of net income (loss) to FFO and Operating FFO is presented herein.

Safe Harbor

DDR Corp. considers portions of the information in this press release to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company’s expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause our results to differ materially from those indicated by such forward-looking statements, including, among other factors, local conditions such as supply of space or a reduction in demand for real estate in the area; competition from other available space; dependence on rental income from real property; the loss of, significant downsizing of or bankruptcy of a major tenant; constructing properties or expansions that produce a desired yield on investment; our ability to buy or sell assets on commercially reasonable terms; our ability to complete acquisitions or dispositions of assets under contract; our ability to secure equity or debt financing on commercially acceptable terms or at all; our ability to enter into definitive agreements with regard to our financing and joint venture arrangements or our failure to satisfy conditions to the completion of these arrangements; the success of our capital recycling strategy; and the finalization of the financial statements for the three months and year ended December 31, 2015. For additional factors that could cause the results of the Company to differ materially from those indicated in the forward-looking statements, please refer to the Company’s Form 10-K for the year ended December 31, 2014, as amended. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

About DDR Corp.

DDR is an owner and manager of 367 value-oriented shopping centers representing 115 million square feet in 38 states and Puerto Rico. The Company’s portfolio is comprised primarily of large-format power centers located in top markets across the United States, and is actively managed to create long-term shareholder value. DDR is a self-administered and self-managed REIT operating as a fully integrated real estate company, and is publicly traded on the New York Stock Exchange under the ticker symbol DDR. Additional information about the Company is available at www.ddr.com.

Conference Call and Supplemental Information

A copy of the Company’s Supplemental package is available upon request to Brooke Vanek at the Company’s corporate office, 3300 Enterprise Parkway, Beachwood, Ohio 44122 or at www.ddr.com.

The Company will hold its quarterly conference call tomorrow, February 12, 2016, at 10:00 a.m. Eastern Time. To participate, please dial 877-249-1119 (domestic) or 412-542-4143 (international) at least ten minutes prior to the scheduled start of the call. The conference call webcast will be recorded and available for replay through the Investors portion of DDR’s website, http://ir.ddr.com/events.cfm.

DDR Corp.

Income Statement: Consolidated Interests

$ in thousands, except per share
	4Q15	4Q14	12M15	12M14
Revenues:
Minimum rents (1)	$179,154	$181,081	$719,737	$688,556
Percentage rent	2,675	2,459	6,267	5,231
Recoveries	58,703	59,040	246,719	230,987
Ancillary income	5,525	5,824	19,038	24,288
Other revenues (2)	473	153	3,339	4,706

	246,530	248,557	995,100	953,768
Expenses (3):
Operating and maintenance	33,893	35,355	144,611	142,336
Real estate taxes	36,271	34,729	149,082	138,771

	70,164	70,084	293,693	281,107

Net operating income	176,366	178,473	701,407	672,661

Other income (expense):
Fee income	8,258	8,211	32,971	31,907
Interest income	7,510	6,989	29,213	15,927
Interest expense (4)	(59,203)	(61,014)	(241,727)	(237,120)
Depreciation and amortization	(102,575)	(106,732)	(402,045)	(402,825)
General and administrative (5)	(17,920)	(25,606)	(73,382)	(84,484)
Other income (expense), net (6)	(439)	(1,221)	(1,739)	(12,262)
Impairment charges (7)	0	(11,055)	(279,021)	(29,175)

Income (loss) before earnings from equity method investments and other items	11,997	(11,955)	(234,323)	(45,371)
Equity in net (loss) income of joint ventures	(5,486)	748	(3,135)	10,989
Impairment of joint venture investments	(1,909)	(21,552)	(1,909)	(30,652)
Gain on sale and change in control of interests, net	0	183	7,772	87,996
Income from discontinued operations (8)	0	21,471	0	89,398
Tax expense	(285)	(742)	(6,286)	(1,855)
Gain on disposition of real estate, net of tax	89,417	415	167,571	3,060

Net income (loss)	93,734	(11,432)	(70,310)	113,565
Non-controlling interests (9)	(268)	732	(1,858)	3,717

Net income (loss) attributable to DDR	93,466	(10,700)	(72,168)	117,282
Write-off of preferred share original issuance costs	0	0	0	(1,943)
Preferred dividends	(5,594)	(5,594)	(22,375)	(24,054)

Net income (loss) attributable to Common Shareholders	87,872	(16,294)	(94,543)	91,285

FFO:
Net income (loss) attributable to common shareholders	87,872	(16,294)	(94,543)	91,285
Depreciation and amortization of real estate investments	100,582	105,887	393,847	410,172
Equity in net loss (income) of joint ventures	5,486	(748)	3,135	(10,989)
Impairment of depreciable joint venture investments	1,909	0	1,909	0
Joint ventures’ FFO	6,465	5,836	27,579	30,344
Non-controlling interests (OP units)	69	223	635	732
Impairment of depreciable real estate	0	7,555	179,748	19,412
Gain on disposition of depreciable real estate, net	(85,728)	(21,565)	(164,010)	(181,319)

FFO attributable to Common Shareholders	116,655	80,894	348,300	359,637
Non-operating items, net (10)	(2,533)	31,311	97,890	60,756
Operating FFO	$114,122	$112,205	$446,190	$420,393

FFO per share – Diluted (11)	$0.32	$0.22	$0.96	$1.00
Operating FFO per share – Diluted (11)	$0.31	$0.31	$1.23	$1.16

DDR Corp.

Balance Sheet: Consolidated Interests

$ in thousands	At Year End
	4Q15	4Q14
Assets:
Land	$2,184,145	$2,208,468
Buildings	6,965,632	7,087,040
Fixtures and tenant improvements	743,037	645,035

	9,892,814	9,940,543
Less: Accumulated depreciation	(2,062,899)	(1,909,585)

	7,829,915	8,030,958
Construction in progress and land	235,385	395,242

Real estate, net	8,065,300	8,426,200

Investments in and advances to joint ventures	72,576	109,538
Preferred equity interest	395,156	305,310
Cash	22,416	20,937
Restricted cash	10,104	11,375
Notes receivable, net	42,534	56,245
Receivables, including straight-line rent, net	129,089	132,661
Other assets, net (12), (13)	359,913	457,146

Total Assets	9,097,088	9,519,412

Liabilities and Equity:
Revolving credit facilities	210,000	29,009
Unsecured debt (13)	3,149,188	2,752,394
Unsecured term loan (13)	397,934	347,883
Mortgage and other secured debt (13)	1,382,415	2,082,938

	5,139,537	5,212,224
Dividends payable	68,604	61,468
Other liabilities (14)	425,478	448,192

Total Liabilities	5,633,619	5,721,884

Preferred shares	350,000	350,000
Common shares	36,529	36,071
Paid-in capital	5,466,511	5,438,778
Accumulated distributions in excess of net income	(2,391,793)	(2,047,212)
Deferred compensation obligation	15,537	16,609
Accumulated other comprehensive income	(6,283)	(7,352)
Less: Common shares in treasury at cost	(15,316)	(16,646)
Non-controlling interests	8,284	27,280

Total Equity	3,463,469	3,797,528

Total Liabilities and Equity	$9,097,088	$9,519,412

DDR Corp.

Income Statement: Unconsolidated Interests at 100%

$ in thousands
	4Q15	4Q14	12M15	12M14
Revenues:
Minimum rents	$95,265	$99,018	$392,657	$359,140
Percentage rent	1,106	858	2,431	1,909
Recoveries	29,087	27,256	119,321	91,917
Other revenues	1,875	1,700	10,288	32,798

	127,333	128,832	524,697	485,764
Expenses:
Operating and maintenance	31,376	28,810	125,589	112,800
Real estate taxes	17,509	17,040	70,368	54,891

	48,885	45,850	195,957	167,691

Net operating income:	78,448	82,982	328,740	318,073

Other income (expense):
Interest expense	(33,003)	(42,306)	(140,701)	(171,803)
Depreciation and amortization	(49,648)	(44,485)	(207,816)	(151,651)
Impairment charges	(52,252)	(20,983)	(52,700)	(21,583)
Tax expense	0	0	0	(6,565)
Other income (expense), net	(6,020)	(15,285)	(7,193)	(18,249)

	(140,923)	(123,059)	(408,410)	(369,851)
Loss from continuing operations	(62,475)	(40,077)	(79,670)	(51,778)
Gain (loss) from discontinued operations	0	3,151	0	(13,955)
Gain on disposition of discontinued operations, net	0	26,797	0	55,020
Gain on disposition of real estate, net	21,385	6,283	17,188	10,116
Non-controlling interests	0	0	0	(2,022)

Net loss attributable to unconsolidated joint ventures	(41,090)	(3,846)	(62,482)	(2,619)
Depreciation and amortization of real estate investments	49,648	46,647	207,816	164,668
Impairment of depreciable real estate	52,252	20,983	52,700	32,675
Gain on disposition of depreciable real estate, net	(21,385)	(33,080)	(17,188)	(65,045)

FFO	39,425	30,704	180,846	129,679
FFO at DDR’s ownership interests	6,465	5,836	27,579	30,344
Operating FFO at DDR’s ownership interests	6,667	6,771	27,829	31,414

Net (loss) income at DDR’s ownership interests	(6,694)	(264)	(5,289)	9,218
Basis differences	1,208	1,012	2,154	1,771

Equity in net (loss) income of joint ventures	($5,486)	$748	($3,135)	$10,989

DDR Corp.

Balance Sheet: Unconsolidated Interests at 100%

$ in thousands	At Year End
	4Q15	4Q14
Assets:
Land	$1,343,889	$1,439,849
Buildings	3,551,227	3,854,585
Fixtures and tenant improvements	191,581	200,696

	5,086,697	5,495,130
Less: Accumulated depreciation	(817,235)	(773,256)

	4,269,462	4,721,874
Land held for development and construction in progress	52,390	55,698

Real estate, net	4,321,852	4,777,572
Cash and restricted cash	58,916	100,812
Receivables, including straight-line rent, net	52,768	80,508
Other assets, net	318,546	376,540

Total Assets	4,752,082	5,335,432

Liabilities and Equity:
Mortgage debt	3,177,603	3,534,553
Notes and accrued interest payable to DDR	1,556	144,831
Other liabilities	219,799	276,998

Total Liabilities	3,398,958	3,956,382

Redeemable preferred equity	395,156	305,310
Accumulated equity	957,968	1,073,740

Total Liabilities and Equity	$4,752,082	$5,335,432

DDR Corp.

Financial Statements: Footnotes

$ in millions, except per share
Includes discontinued operations		4Q15	4Q14	12M15	12M14

(1)	Minimum rents:
	Straight-line rent, net	$1.5	$1.9	$5.3	$5.9
	Below-market rent, net	0.7	0.4	2.9	1.3
	Ground lease revenue	9.5	9.2	37.4	33.7

(2)	Other revenues:
	Lease termination fees	0.5	0.0	2.8	4.1
	Other miscellaneous	0.0	0.1	0.5	0.6

(3)	Operating expenses:
	Recoverable expenses (2014 excludes sold assets)	(64.2)	(64.1)	(268.3)	(251.7)
	Non-recoverable expenses (2014 excludes sold assets)	(6.0)	(6.0)	(25.4)	(29.4)
	Straight-line ground rent expense	(0.1)	(0.3)	(0.5)	(1.1)
	Expensed costs of suspended developments	(0.1)	(0.5)	(0.5)	(1.3)

(4)	Non-cash interest expense:
	Convertible debt accretion	(1.0)	(2.9)	(9.9)	(11.4)
	Debt fair value amortization	1.6	5.4	14.4	17.9
	Loan cost amortization	(2.3)	(2.5)	(9.6)	(12.0)
	Interest expense (capitalized)	1.5	2.0	6.7	8.7

(5)	General and administrative expenses:
	Executive separation charges	(0.3)	(5.4)	(2.6)	(5.6)
	Stock compensation expenses	(1.4)	(1.9)	(6.6)	(7.7)
	Internal leasing expenses	(2.0)	(1.6)	(7.5)	(7.1)
	Construction administrative costs (capitalized)	2.1	2.5	9.1	9.9

(6)	Other income (expense):
	Transactions and other, net	(0.3)	(0.8)	(0.7)	(9.7)
	Litigation expenses	(0.0)	(1.0)	(0.0)	(3.2)
	Debt extinguishment, net	(0.1)	0.6	(1.0)	0.6

(7)	Impairment charges:
	Assets marketed for sale	(0.0)	(7.6)	(179.7)	(19.5)
	Land previously held for development	(0.0)	(3.5)	(99.3)	(18.6)

DDR Corp.

Financial Statements: Footnotes

$ in millions, except per share
Includes discontinued operations		4Q15	4Q14	12M15	12M14

(8)	Discontinued operations:
	Revenues	n/a	$3.2	n/a	$39.5
	Expenses	n/a	(2.0)	n/a	(21.0)
	Impairments	n/a	(0.0)	n/a	(8.9)
	Depreciation	n/a	(1.4)	n/a	(16.2)
	Gain on disposition of real estate, net	n/a	21.7	n/a	96.0

	Net income	n/a	21.5	n/a	89.4

	Note: Presented only for 2014 as DDR adopted new accounting guidance on January 1, 2015, which changed the definition for reporting.

(9)	Non-controlling interests:
	FFO attributable to non-controlling interests	(0.2)	0.9	(1.4)	2.8
	Operating FFO attributable to non-controlling interests	(0.2)	(0.1)	(1.0)	(0.8)

(10)	Non-operating items excluded from Operating FFO:
	Non-cash impairment charges – non-depreciable assets	0.0	25.0	99.3	49.3
	Executive separation charges	0.3	5.4	2.6	5.6
	Transaction, debt extinguishment, litigation, other, net	0.7	1.8	2.3	13.7
	Joint ventures – transaction, currency, other	0.2	0.9	0.2	1.1
	Non-cash gain on sale and change in control of interests, net	0.0	(0.3)	(7.8)	(4.3)
	Tax expense (primarily Puerto Rico restructuring)	0.0	0.0	4.4	0.0
	Gain on sale of non-depreciable real estate, net	(3.7)	(1.5)	(3.1)	(6.5)
	Non-cash write-off of preferred share original issuance costs	0.0	0.0	0.0	1.9

		(2.5)	31.3	97.9	60.8

(11)	Outstanding per share information:
	Common shares (at quarter end)	365.3	360.7	365.3	360.7
	OP units (at quarter end)	0.4	1.4	0.4	1.4

	Total shares and units (at quarter end)	365.7	362.1	365.7	362.1
	Weighted average shares and units – Basic – EPS	362.7	359.0	360.9	358.1
	Assumed conversion of dilutive securities	2.5	0.0	0.0	0.0

	Weighted average shares and units – Diluted – EPS	365.2	359.0	360.9	358.1
	Weighted average shares and units – Basic – FFO & OFFO	364.0	361.9	362.9	360.6
	Assumed conversion of dilutive securities	0.4	0.5	0.4	0.5

	Weighted average shares and units – Diluted – FFO & OFFO	364.4	362.4	363.3	361.1
	Earnings per common share – Basic & Diluted	$0.24	$(0.05)	$(0.27)	$0.25
	FFO per share – Basic & Diluted	$0.32	$0.22	$0.96	$1.00
	Operating FFO per share – Diluted	$0.31	$0.31	$1.23	$1.16
	Common stock dividends declared, per share	$0.1725	$0.155	$0.69	$0.62

DDR Corp.

Financial Statements: Footnotes

$ in millions, except per share
Includes discontinued operations		4Q15	4Q14	12M15	12M14

(12)	Intangible assets, net (at year end)			$311.0	$389.2

(13)	Loan costs, net (at year end)			23.8	22.5

	Note: DDR adopted new accounting guidance, which changed the presentation requirements retroactively. Loan costs for term debt are now required to be presented as a direct deduction from the related debt liability rather than as an asset.

(14)	Below-market leases, net (at year end)			155.3	139.3

Additional financial information:

	Capital expenditures (DDR share):
	Retenanting	$12.9	$8.5	$49.0	$39.0
	Maintenance – total	2.9	5.2	16.2	14.4
	Maintenance PSF of owned GLA – non reimbursable			0.13	0.14

	Miscellaneous (DDR share):
	Est. value of land owned adjacent to existing centers (at 12/31/15)			26.0
	Cost basis of headquarters (non-income producing at 12/31/15)			40.0